Exhibit 10.1

FORBEARANCE AGREEMENT

This FORBEARANCE AGREEMENT (this "Agreement"), is entered into as of January 4, 2013, by and among the lenders identified on the signature pages hereof (each of such lenders, together with its successors and permitted assigns, is referred to hereinafter as a "Lender", as that term is hereinafter further defined), WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company, as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, "Agent"), GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, as syndication agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, "Syndication Agent"), WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company, and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, in their respective capacities as co-collateral agents for the Lenders (in such capacities, together with their successors and assigns in such capacities, "Co-Collateral Agents"), SCHOOL SPECIALTY, INC., a Wisconsin corporation ("Parent"), CLASSROOMDIRECT.COM, LLC, a Delaware limited liability company ("ClassroomDirect"), SPORTIME, LLC, a Delaware limited liability company ("Sportime"), DELTA EDUCATION, LLC, a Delaware limited liability company ("Delta Education"), PREMIER AGENDAS, INC., a Washington corporation ("Premier Agendas"), CHILDCRAFT EDUCATION CORP., a New York corporation ("Childcraft"), BIRD-IN-HAND WOODWORKS, INC., a New Jersey corporation ("Bird-In-Hand"), and CALIFONE INTERNATIONAL, INC., a Delaware corporation ("Califone"; Parent, ClassroomDirect, Sportime, Delta Education, Premier Agendas, Childcraft, Bird-In-Hand and Califone are collectively "Borrowers" and each a "Borrower"), FREY SCIENTIFIC, INC., a Delaware corporation ("Frey"), SAX ARTS & CRAFTS, INC, a Delaware corporation ("Sax"), and SELECT AGENDAS, CORP. a Nova Scotia unlimited liability company ("Select Agendas"; Frey, Sax, and Select Agendas are collectively "Guarantors").

R E C I T A L S:

WHEREAS, Agent and Borrowers have entered into certain financing arrangements pursuant to a certain Credit Agreement, dated as of May 22, 2012, by and among Agent, the other Agents, Borrowers, and the Lenders from time to time party thereto (as amended hereby, and as the same may have heretofore been or may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the "Credit Agreement");

WHEREAS, as of the date hereof, Borrowers are in default under the Credit Agreement as more particularly described below;

WHEREAS, the circumstances described herein constitute Events of Default under the Credit Agreement and the Loan Documents;

WHEREAS, Borrowers have requested that Agent and Lenders forbear from exercising their rights as a result of such Events of Default, which are continuing, and that Lenders provide further Revolving Loans and other financial accommodations to Borrowers notwithstanding such Events of Default; and

WHEREAS, Agent and Lenders are willing to agree to forbear from exercising certain of their rights and remedies and provide certain further Revolving Loans and other financial accommodations to Borrowers solely for the period and on the terms and conditions specified herein.

NOW, THEREFORE, in consideration of the foregoing, and the respective agreements, warranties and covenants contained herein, the parties hereto agree as follows:

SECTION 1.

DEFINITIONS

1.1.

Interpretation.  All capitalized terms used herein (including the recitals hereto) shall have the respective meanings ascribed thereto in the Credit Agreement unless otherwise defined herein.

1.2.

Additional Definitions.  As used herein, the following terms shall have the respective meanings given to them below, and the Credit Agreement is hereby amended to include, in addition and not in limitation, each of the following definitions:

(a)

"Existing Defaults" shall mean the Events of Defaults more particularly identified on Exhibit A hereto.

(b)

"Forbearance Period" means the period commencing on the date hereof and ending on the date which is the earliest of (i) February 1, 2013; (ii) the occurrence or existence of any Events of Default, other than the Existing Defaults; or (iii) the occurrence of any Termination Event.

(c)

"Termination Event" means the initiation of any action by any Borrower, Guarantor or any Releasing Party (as defined herein) to invalidate or limit the enforceability of any of the acknowledgments set forth in Section 2.1, the release set forth in Section 8.7 or the covenant not to sue set forth in Section 8.8 or the failure to comply with Section 5.1.

SECTION 2.

ACKNOWLEDGMENTS

2.1.

Acknowledgment of Obligations.  Each Borrower hereby acknowledges, confirms and agrees that as of the close of business on December 31, 2012, (a) Borrowers are indebted to Lenders in respect of Revolving Loans in the principal amount of $40,191,272.56, (b)  Borrowers are indebted to Lenders in respect of Letters of Credit in the principal amount of $972,000, and (c) Borrowers are indebted to Bank Product Providers in respect of Bank Product Obligations in the principal amount of $0.00.   Each Borrower hereby acknowledges, confirms and agrees that all such Obligations, together with interest accrued and accruing thereon, and all fees, costs, expenses and other charges now or hereafter payable by any Borrower to Agent or Lenders pursuant to the terms of the Credit Agreement and other Loan Documents, are unconditionally owing by Borrowers, without offset, defense or counterclaim of any kind, nature or description whatsoever.

2.2.

Acknowledgement of Guaranty.  Each Guarantor hereby acknowledges, confirms and agrees that: (a) the Guarantors have, jointly and severally, unconditionally and irrevocably guaranteed as primary obligors, and not merely as a surety, the full and prompt payment when due, whether upon maturity, acceleration, or otherwise, of all of the "Guarantied Obligations" as defined in the Guaranty and Security Agreement; and (b) all such Guarantied Obligations, together with all fees, costs, expenses, charges, and other amounts of any type now or hereafter due under or pursuant to the Guaranty and Security Agreement are unconditionally owing by Guarantors, without offset, defense or counterclaim of any kind, nature or description whatsoever.

2.3.

Acknowledgment of Security Interests.  Each Borrower and each Guarantor hereby acknowledges, confirms and agrees that Agent has and shall continue to have valid, enforceable and perfected first-priority liens upon and security interests in the Collateral heretofore granted to Agent, for the benefit of each member of the Lender Group and each of the Bank Product Providers, pursuant to the

Guaranty and Security Agreement and the Loan Documents or otherwise granted to or held by Agent, for the benefit of each member of the Lender Group and each of the Bank Product Providers.

2.4.

Binding Effect of Documents.  Each Borrower and each Guarantor hereby acknowledges, confirms and agrees that: (a) each of the Credit Agreement, Guaranty and Security Agreement, and the other Loan Documents to which it is a party has been duly executed and delivered by such Borrower or Guarantor, and each is and shall remain in full force and effect as of the date hereof except as modified pursuant hereto, (b) the agreements and obligations of such Borrower or Guarantor contained in such documents and in this Agreement constitute the legal, valid and binding obligations of such Borrower or Guarantor, enforceable against it in accordance with their respective terms, and such Borrower or Guarantor has no valid defense to the enforcement of such obligations, and (c) except as set forth herein with respect to the Existing Defaults during the Forbearance Period, Agent, the rest of the Lender Group, and Bank Product Providers are and shall be entitled to the rights, remedies and benefits provided for under the Credit Agreement and the Loan Documents and applicable law.

SECTION 3.

FORBEARANCE IN RESPECT OF EXISTING DEFAULTS

3.1.

Acknowledgment of Default.  Each Borrower and each Guarantor hereby acknowledges and agrees that the Existing Defaults have occurred and are continuing, constitute Events of Default and entitles Agent, the Lender Group, and Bank Product Providers to exercise their respective rights and remedies under the Credit Agreement, the Loan Documents, applicable law or otherwise.  Each Borrower and Guarantor represents and warrants that as of the date hereof, no Event of Default exists other than the Existing Defaults.  Each Borrower and Guarantor hereby acknowledges and agrees that Agent has the exercisable right to declare the Obligations and Guarantied Obligations to be immediately due and payable under the terms of the Credit Agreement, Guaranty and Security Agreement, and the other Loan Documents.  Each Borrower acknowledges that Lenders are no longer obligated to make any advances of Revolving Loans.

3.2.

Forbearance.

(a)

In reliance upon the representations, warranties and covenants of Borrowers and Guarantors contained in this Agreement, and subject to the terms and conditions of this Agreement and any documents or instruments executed in connection herewith, Agent and Lenders agree to forbear during the Forbearance Period from exercising their rights and remedies under the Credit Agreement, Guaranty and Security Agreement, and the other Loan Documents or applicable law in respect of or arising out of the Existing Defaults and agree to continue to provide further Revolving Loans and other financial accommodations to Borrowers solely for the period and on the terms and conditions specified herein .

(b)

Upon the expiration or termination of the Forbearance Period, the agreement of Agent and Lenders to forbear shall automatically and without further action terminate and be of no force and effect, it being expressly agreed that the effect of such termination will be to permit Agent and Lenders to exercise immediately all rights and remedies under the Credit Agreement, Guaranty and Security Agreement, and the Loan Documents and applicable law, including, but not limited to, (i) ceasing to make any further Revolving Loans or issuing any further Letters of Credit and (ii) accelerating all of the Obligations under the Credit Agreement and the Loan Documents; in each case without any further notice to any Borrower or Guarantor, passage of time or forbearance of any kind.

3.3.

Forbearance Fee.  In consideration of the agreement to forbear and other agreements of Agent and the Lender Group contained herein, Borrowers shall pay to Agent, for the ratable benefit of Lenders, a forbearance fee in the amount of $100,000, which fee shall be fully earned, due, and payable upon execution of this Agreement.  In no event shall such forbearance fee be refundable by Agent or any Lender.

3.4.

No Waivers; Reservation of Rights.

(a)

Agent and Lenders have not waived, are not by this Agreement waiving, and have no intention of waiving, any Events of Default which may be continuing on the date hereof or any Events of Default which may occur after the date hereof (whether the same or similar to the Existing Defaults or otherwise), and Agent and Lenders have not agreed to forbear with respect to any of their rights or remedies concerning any Events of Default (other than, during the Forbearance Period, the Existing Default to the extent expressly set forth herein) occurring at any time.

(b)

Subject to Section 3.2 above (solely with respect to the Existing Defaults), Agent and Lenders reserve the right, in their discretion, to exercise any or all of their rights and remedies under the Credit Agreement, Guaranty and Security Agreement, and the Loan Documents as a result of any other Events of Default occurring at any time.  Agent and Lenders have not waived any of such rights or remedies, and nothing in this Agreement, and no delay on their part in exercising any such rights or remedies, shall be construed as a waiver of any such rights or remedies.

3.5.

Additional Events of Default.  The parties hereto acknowledge, confirm and agree that any material misrepresentation by any Borrower or Guarantor, or any failure of any Borrower or Guarantor to comply with the covenants, conditions and agreements contained in this Agreement, the Credit Agreement, the Guaranty and Security Agreement, and the Loan Documents or in any other agreement, document or instrument at any time executed and/or delivered by any Borrower or Guarantor with, to or in favor of Agent or any Lenders, shall constitute an Event of Default under the Credit Agreement and the Loan Documents.  In the event any Person, other than Agent or Lenders, shall at any time exercise for any reason (including, without limitation, by reason of any Existing Defaults, any other present or future Event of Default, or otherwise) any of its rights or remedies against any Borrower, any Guarantor, or any obligor providing credit support for any Borrower's or Guarantor's obligations to such other Person, or against any Borrower's, any Guarantor's, or such obligor's properties or assets, and such exercise of such rights and remedies has a material adverse effect on any Borrower or Guarantor or the Collateral, such event shall constitute an Event of Default hereunder and an Event of Default under the Credit Agreement.

SECTION 4.

AMENDMENTS

4.1.

Minimum Liquidity Test.  Effective as of the execution of this Agreement:

(a)

The definition of "Minimum Liquidity Test" in Schedule 1.1 of the Credit Agreement shall be hereby amended and restated as follows:

"Minimum Liquidity Test" means, with respect to the Borrowers and their Subsidiaries at the close of business on each  Business Day, that (x) the sum of (i) Availability at such time plus (ii) the lesser of Qualified Cash at such time and $2,000,000 exceeds (y) $3,000,000.

(b)

Section 7(f) of the Credit Agreement shall be hereby deemed amended and restated as follows:

Minimum Liquidity Test.  Not permit the Minimum Liquidity Test to be unsatisfied at any time.

4.2.

Split Lien Credit Agreement Amendments.  Agent consents to the amendments of the Split Lien Credit Agreement as set forth in the Split Lien Forbearance Agreement (as in effect on the date hereof).

4.3.

Purchase Card Agreement.  The parties hereto acknowledge and agree that the M&I Visa Commercial Cardholder Agreement, dated December 31, 2010 (together with all amendments, modifications, supplements, and other documents related thereto, "Purchase Card Agreement") between Parent and BMO Harris Bank N.A. (together with its predecessors, successors, and assigns, "BMO") constitute a Loan Document and that all Obligations arising under the Purchase Card Agreement as of the date hereof have been paid in full to BMO.

SECTION 5.

COVENANTS

5.1.

Chief Restructuring Officer. The Borrowers and Guarantors shall engage and duly appoint a chief restructuring officer acceptable to Agent, on terms and conditions (including, without limitation, as to scope of duties and authority) acceptable to Agent (the "CRO"), on or before January 7, 2013.  Following the engagement of the CRO and during the Forbearance Period, Borrowers and Guarantors shall continue to retain and engage a CRO.  Borrowers (i) agree to fully cooperate with the CRO, (ii) authorize CRO to provide to Agent and Lenders such information and reports from time to time with respect to Borrowers, Guarantors and their financial condition, strategic alternatives, business, assets, liabilities and prospects, as Agent may reasonably request from time to time (including, without limitation, prompt updates regarding the EPS sales process, and buyers contacted, confidentiality agreements signed, buyers in the data room, and offers received in connection therewith, and copies of any term sheets or other written indications of interest with respect thereto), and (iii) authorize CRO to communicate directly with Agent and any professionals retained by Agent, at such times as Agent and or any such professional may reasonably request from time to time.  All fees and expenses of the CRO shall be solely the responsibility of Borrowers and Guarantors and in no event shall Agent or the Lender Group have any liability or responsibility for the payment of any such fees or expenses, and Agent and the Lender Group shall have no obligation or liability to Borrowers, Guarantors or any other person by reason of any acts or omissions of the CRO.

5.2.

On January 7, 2013, and on the first Business Day of each calendar week commencing thereafter, Borrowers shall deliver to Agent a consolidated cash flow forecast for Borrowers and their Subsidiaries for the ensuing 13-week period (including, without limitation, projected collections, disbursements, and receipts), along with comparison of actual to budgeted activity for prior reported weeks and explanations of all material performance variations.

SECTION 6.

REPRESENTATIONS AND WARRANTIES

Each Borrower hereby represents, warrants and covenants as follows:

6.1.

Representations in the Credit Agreement and the Loan Documents.  Each of the representations and warranties made by or on behalf of each Borrower to Agent or any Lender or otherwise in the Credit Agreement or any of the Loan Documents was true and correct when made, and is, except for the Existing Defaults, true and correct on and as of the date of this Agreement with the same full force and effect as if each of such representations and warranties had been made by each Borrower on the date hereof and in this Agreement.

6.2.

Binding Effect of Documents.  This Agreement has been duly authorized, executed and delivered to Agent and Lenders by each Borrower, is enforceable in accordance with its terms and is in full force and effect.

6.3.

No Conflict.  The execution, delivery and performance of this Agreement by each Borrower will not violate any requirement of law or contractual obligation of any Borrower and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues.

SECTION 7.

CONDITIONS TO EFFECTIVENESS OF THIS AGREEMENT

The effectiveness of this Agreement shall be subject to the receipt by Agent of each of the following, in form and substance satisfactory to Agent:

(a)

A copy of this Agreement, duly authorized, executed and delivered by each member of the Lender Group, each Borrower and each Guarantor;

(b)

Agent's receipt of the forbearance fee, from or on behalf of Borrowers, as described in Section 3.3 of this Agreement;

(c)

Agent shall have received a fully executed forbearance agreement in respect of the Split Lien Credit Agreement, in form and substance acceptable to Agent ("Split Lien Forbearance Agreement"); and

(d)

No Default of Event of Default (other than the Existing Defaults) shall exist or continue.

SECTION 8.

MISCELLANEOUS

8.1.

Continuing Effect of Credit Agreement.  Except as modified pursuant hereto, no other changes or modifications to the Credit Agreement and the Loan Documents are intended or implied by this Agreement and in all other respects the Credit Agreement and the Loan Documents hereby are ratified, restated and confirmed by all parties hereto as of the effective date hereof.  To the extent of conflict between the terms of this Agreement, the Credit Agreement and the Loan Documents, the terms of this Agreement shall govern and control.  The Credit Agreement and this Agreement shall be read and construed as one agreement.

8.2.

Costs and Expenses.  Borrowers absolutely and unconditionally agree to pay to the Agents, jointly and severally, on demand by the Agents at any time, whether or not all or any of the transactions contemplated by this Agreement are consummated:  all reasonable fees and disbursements of counsel to the Agent, that are incurred in good faith (regardless of whether the Agents or such other Person is the prevailing party) in connection with (i) the preparation, negotiation, execution, delivery or enforcement of this Agreement, the Credit Agreement, and any other Loan Document, and the Guaranty and Security Agreement, and/or (ii) any investigation, litigation, or proceeding related to this Agreement, the Credit Agreement, or any other Loan Document or the use of the proceeds of the credit provided under the Credit Agreement, or any act, omission, event or circumstance in any manner related thereto.

8.3.

Intercreditor Agreement. In no event shall this Agreement be deemed an amendment or modification to or the taking of any enforcement action under the Split Lien Intercreditor Agreement.

8.4.

Further Assurances.  At Borrowers' expense, the parties hereto shall execute and deliver such additional documents and take such further action as may be necessary or desirable to effectuate the provisions and purposes of this Agreement.

8.5.

Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

8.6.

Survival of Representations, Warranties and Covenants.  All representations, warranties, covenants and releases of each Borrower made in this Agreement or any other document furnished in connection with this Agreement shall survive the execution and delivery of this Agreement and the Forbearance Period, and no investigation by Agent or any Lender, or any closing, shall affect the representations and warranties or the right of Agent and Lenders to rely upon them.

8.7.

Release.

(a)

In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Borrower and each Guarantor, on behalf of itself and its successors and assigns, and its present and former members, shareholders (solely in respect of derivative claims), affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents, legal representatives and other representatives (each Borrower, each Guarantor and all such other Persons being hereinafter referred to collectively as the "Releasing Parties" and individually as a "Releasing Party"), hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges each of the Agent, each Lender, each Bank Product Provider, and each other member of the Lender Group, and each of their respective successors and assigns, and their respective present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents, legal representatives and other representatives, in their capacities as such (Agent, Lenders and all such other Persons being hereinafter referred to collectively as the "Releasees" and individually as a "Releasee"), of and from all demands, actions, causes of action, suits, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a "Claim" and collectively, "Claims") of every kind and nature, known or unknown, suspected or unsuspected, at law or in equity, which any Releasing Party or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the date of this Agreement, for or on account of, or in relation to, or in any way in connection with this Agreement, the Credit Agreement, any of the Loan Documents or any of the transactions hereunder or thereunder, provided, however, that no Releasee shall be released from any act or omission that constitutes gross negligence, fraud or willful misconduct.

(b)

Each Borrower and each Guarantor understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense to any Claim and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(c)

Each Borrower and each Guarantor agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

8.8.

Covenant Not to Sue.  Each of the Releasing Parties hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by any Releasing Party pursuant to Section 8.6 above.  If any Releasing Party violates the foregoing covenant, each Borrower, for itself and its successors and assigns, and its present and former members, shareholders (solely in respect of derivative claims), affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents, legal representatives and other representatives, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all reasonable attorneys' fees and costs incurred by any Releasee as a result of such violation.

8.9.

Severability.  Any provision of this Agreement held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Agreement.

8.10.

Reviewed by Attorneys.  Each Borrower represents and warrants to Agent and Lenders that it (a) understands fully the terms of this Agreement and the consequences of the execution and delivery of this Agreement, (b) has been afforded an opportunity to discuss this Agreement with, and have this Agreement reviewed by, such attorneys and other persons as such Borrower may wish, and (c) has entered into this Agreement and executed and delivered all documents in connection herewith of its own free will and accord and without threat, duress or other coercion of any kind by any Person.  The parties hereto acknowledge and agree that neither this Agreement nor the other documents executed pursuant hereto shall be construed more favorably in favor of one than the other based upon which party drafted the same, it being acknowledged that all parties hereto contributed substantially to the negotiation and preparation of this Agreement and the other documents executed pursuant hereto or in connection herewith.

8.11.

Disgorgement.  If any Agent or any Lender is, for any reason, compelled by a court or other tribunal of competent jurisdiction to surrender or disgorge any payment, interest or other consideration described hereunder to any person because the same is determined to be void or voidable as a preference, fraudulent conveyance, impermissible set-off or for any other reason, such indebtedness or part thereof intended to be satisfied by virtue of such payment, interest or other consideration shall be revived and continue as if such payment, interest or other consideration had not been received by Agent or such Lender, and the Borrowers shall be liable to, and shall indemnify, defend and hold Agent or such Lender harmless for, the amount of such payment or interest surrendered or disgorged.  The provisions of this Section 8.11 shall survive execution and delivery of this Agreement and the documents, agreements and instruments to be executed or delivered herewith.

8.12.

Relationship.  Each Borrower agrees that the relationship between each Agent and such Borrower and between each Lender and Borrower is that of creditor and debtor and not that of partners or joint venturers.  This Agreement does not constitute a partnership agreement, or any other association between any Agent and any Borrower or between any Lender and any Borrower.  Each Borrower acknowledges that Agent and each Lender has acted at all times only as a creditor to such Borrower within the normal and usual scope of the activities normally undertaken by a creditor and in no event has any Agent or any Lender attempted to exercise any control over such Borrower or its business or affairs.  Each Borrower further acknowledges that Agent and each Lender has not taken or failed to take any action under or in connection with its respective rights under the Credit Agreement and the Loan Documents that in any way or to any extent has interfered with or adversely affects such Borrower's ownership of Collateral.

8.13.

Governing Law: Consent to Jurisdiction and Venue. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THE CREDIT AGREEMENT AND ANY OF THE LOAN DOCUMENTS, THIS AGREEMENT, THE CREDIT AGREEMENT AND THE LOAN DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.  EACH BORROWER HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN NEW YORK COUNTY, NEW YORK SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN ANY BORROWER, ON THE ONE HAND, AND ANY AGENT OR ANY LENDER, ON THE OTHER HAND, PERTAINING TO THIS AGREEMENT OR THE CREDIT AGREEMENT OR THE LOAN DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT OR

THE CREDIT AGREEMENT OR ANY OF THE LOAN DOCUMENTS; AND FURTHER PROVIDED, THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE AGENT FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO COLLECT THE OBLIGATIONS, TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF AGENT.  EACH BORROWER EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH BORROWER HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.  EACH BORROWER HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH BORROWER AT THE ADDRESS SET FORTH IN THE CREDIT AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF SUCH BORROWER'S  ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER THE SAME HAS BEEN POSTED.

8.14.

Mutual Waiver of Jury Trial.  THE PARTIES HERETO WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER ARISING IN CONTRACT, TORT, OR OTHERWISE BETWEEN AGENT OR ANY LENDER AND ANY BORROWER ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT OR THE CREDIT AGREEMENT OR THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS RELATED THERETO.

8.15.

Counterparts.  This Agreement may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement.  Delivery of an executed counterpart of a signature page of this Agreement by facsimile transmission or electronic transmission (in pdf format) will be effective as delivery of a manually executed counterpart hereof.

[signatures on following page]

IN WITNESS WHEREOF, this Agreement is executed and delivered as of the day and year first above written.

BORROWERS:	SCHOOL SPECIALTY, INC., a Wisconsin corporation By: /s/ Michael P. Lavelle Name: Michael P. Lavelle Title: President & Chief Executive Officer

CLASSROOMDIRECT.COM, LLC, a Delaware limited liability company By: /s/ Michael P. Lavelle Name: Michael P. Lavelle Title: President

SPORTIME, LLC, a Delaware limited liability company By: /s/ Michael P. Lavelle Name: Michael P. Lavelle Title: President

DELTA EDUCATION, LLC, a Delaware limited liability company By: /s/ Michael P. Lavelle Name: Michael P. Lavelle Title: President

PREMIER AGENDAS, INC., a Washington corporation By: /s/ Michael P. Lavelle Name: Michael P. Lavelle Title: Executive Vice President

Signature Page to Forbearance Agreement

CHILDCRAFT EDUCATION CORP., a New York corporation By: /s/ Michael P. Lavelle Name: Michael P. Lavelle Title: President

BIRD-IN-HAND WOODWORKS, INC., a New Jersey corporation By: /s/ Michael P. Lavelle Name: Michael P. Lavelle Title: President

CALIFONE INTERNATIONAL, INC., a Delaware corporation By: /s/ Michael P. Lavelle Name: Michael P. Lavelle Title: President

Signature Page to Forbearance Agreement

GUARANTORS:

FREY SCIENTIFIC, INC. a Delaware corporation

By:  /s/ Michael P. Lavelle

Name:                                                 Michael P. Lavelle

Title:                                                                   President

SAX ARTS & CRAFTS, INC., a Delaware corporation

By:  /s/ Michael P. Lavelle

Name:                                                 Michael P. Lavelle

Title:                                                                   President

SELECT AGENDAS, CORP., a Nova Scotia unlimited
liability company

By:  /s/ Michael P. Lavelle

Name:                                                 Michael P. Lavelle

Title:                                                                   President

Signature Page to Forbearance Agreement

WELLS FARGO CAPITAL FINANCE, LLC, as Agent, as Co-Collateral Agent, as Co-Lead Arranger, as Joint Book Runner and as a Lender By: /s/ Laura Nickas Name: Laura Nickas Its Authorized Signatory

Signature Page to Forbearance Agreement

GENERAL ELECTRIC CAPITAL CORPORATION, as a Co-Collateral Agent and as Syndication Agent By: /s/ Ken Sorensen Name: Ken Sorensen Its Authorized Signatory

GE CAPITAL BANK, f/k/a GE CAPITAL FINANCIAL INC., as a Lender By: /s/ Heather-Leigh Glade Name: Heather-Leigh Glade Its Authorized Signatory

Signature Page to Forbearance Agreement

BANK OF MONTREAL, as a Lender By: /s/ Stephanie J. Slavkin Name: Stephanie J. Slavkin Its Authorized Signatory

Signature Page to Forbearance Agreement

CIT FINANCE LLC,, as a Lender By: /s/ Neal T. Legan Name: Neal T. Legan Its Authorized Signatory

Signature Page to Forbearance Agreement

EXHIBIT A
to
FORBEARANCE AGREEMENT

Existing Default

Any Default or Event of Default occurring under the Credit Agreement as a result of the Minimum Liquidity Test under Section 7(f) of the Credit Agreement being unsatisfied as at the last day of the fiscal month of December 2012 (i.e., December 29, 2012).

Any Default or Events of Default occurring under the Credit Agreement as a result of any Defaults or Events of Default under the Split Lien Credit Agreement with respect to which, and so long as, Split Lien Agent has agreed to forbear from exercising its rights and remedies on account thereof pursuant to the Split Lien Forbearance Agreement.

Any Default or Event of Default occurring under the Credit Agreement as a result of a Material Adverse Effect occurring within the meaning of the Credit Agreement due to the Defaults or Events of Default described above, the circumstances causing such Defaults or Events of Default.